SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 6, 2004 (April 2, 2004)

ZIMMER HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

345 East Main Street, Warsaw, Indiana 46580
(Address of principal executive offices)

Registrant’s telephone number, including area code: 574/267-6131

Former name or former address, if changed since last report: N/A

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

           99(a)      Press Release, dated April 2, 2004, issued by the Registrant

ITEM 12. Results of Operations and Financial Condition

     On April 2, 2004, Zimmer Holdings, Inc. (the “Registrant”) issued a press release announcing that it expected its first quarter 2004 performance to exceed expectations. The Registrant’s press release is attached as Exhibit 99(a) and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     The Registrant is furnishing the information contained in this report, including the Exhibit, pursuant to Item 12 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZIMMER HOLDINGS, INC.
Dated: April 6, 2004	By:	/s/ DAVID C. DVORAK
David C. Dvorak, Executive Vice President,
Corporate Services, and Chief Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99(a)	Press Release, dated April 2, 2004, issued by the Registrant

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